UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): July 23, 2013
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2013, the Company announced that Robert B. Mahoney will leave his employment with the Company once his employment contract expires on October 26, 2013. The Company and Mr. Mahoney have entered into a letter agreement to govern compensation matters, post-employment conditions and the terms for transitioning his role to a successor. The foregoing description of the letter agreement is qualified in its entirety by reference to the complete letter agreement filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
Exhibit
Number    Description

99.1	Letter Agreement, dated July 23, 2013 between Noranda Aluminum Holding Corporation and Robert B. Mahoney

99.2	Press Release, dated July 24, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date:	July 24, 2013

By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number        Description

99.1	Letter Agreement, dated July 23, 2013 between Noranda Aluminum Holding Corporation and Robert B. Mahoney

99.2	Press Release, dated July 24, 2013